UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest events reported)     September 15, 2003
                                                      --------------------------
                                                          (August 31, 2003)
                                                      --------------------------



 Commission   Name of Registrants, State of Incorporation,     I.R.S. Employer
File Number   Address and Telephone Number                    Identification No.
-----------   --------------------------------------------    ------------------

 333-32170    PNM Resources, Inc.                                 85-0468296
              (A New Mexico Corporation)
              Alvarado Square
              Albuquerque, New Mexico  87158
              (505) 241-2700

  1-6986      Public Service Company of New Mexico                85-0019030
              (A New Mexico Corporation)
              Alvarado Square
              Albuquerque, New Mexico  87158
              (505) 241-2700



                         ------------------------------

              (Former name, former address and former fiscal year,
                          if changed since last report)

Item  9.   Regulation FD Disclosure

The Company is filing in this Form 8-K select Comparative Operating Statistics for the months of August 2003 and 2002 and the eight months ended August 2003 and 2002 to provide investors with key monthly business indicators. Readers of this Form 8-K should refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's annual and quarterly periodic reporting on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.

                      PNM Resources, Inc. and Subsidiaries
                        Comparative Operating Statistics

                                        Month Ended        Eight Months Ended
                                         August 31,             August 31,
                                    --------------------- ---------------------
                                        2003       2002       2003       2002
                                    ---------- ---------- ---------- ----------
Electric Service:

Energy Sales - MWh (in thousands)
     Retail                               738        709      4,954      4,991
     Wholesale
         Long Term Sales                  204         57      1,478        622
         Forward Sales                    333        157      2,189        870
         Short Term Sales                 610        683      3,922      4,966
                                    ---------- ---------- ---------- ----------

         Total Wholesale Sales          1,147        897      7,589      6,458
                                    ---------- ---------- ---------- ----------

         Total Energy Sales             1,885      1,606     12,543     11,449
                                    ========== ========== ========== ==========

Weather:

Heating and Cooling Days - Albuquerque, NM

The heating degree day value (HDD) is the accumulation in degrees that the daily mean temperature was below 65 degrees F. The cooling degree day value (CDD) is the accumulation in degrees that the daily mean temperature was above 65 degrees F.

          HDD                       0           0          2,162         2,216
                          ============    ========     ==========    ==========

          CDD                     430         397          1,469         1,389
                          ============    ========     ==========    ==========


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


SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             PNM RESOURCES, INC. AND
                                       PUBLIC SERVICE COMPANY OF NEW MEXICO
                                   ---------------------------------------------
                                                   (Registrant)


Date:  September 15, 2003                       /s/ John R. Loyack
                                   ---------------------------------------------
                                                  John R. Loyack
                                              Senior Vice President
                                           and Chief Financial Officer
                                   (Officer duly authorized to sign this report)


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